SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

Deutsche Alternative Asset Allocation VIP
Class A
The following information replaces the existing similar disclosure in the “FEES AND EXPENSES OF THE FUND” section of the summary section of the fund’s prospectus:
SHAREHOLDER FEES
(paid directly from your investment)	None
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.33
Distribution/service (12b-1) fees	None
Other expenses	0.23
Acquired funds fees and expenses	1.08
Total annual fund operating expenses	1.64
Fee waiver/expense reimbursement	0.78
Total annual fund operating expenses after fee waiver/expense reimbursement	0.86
The Advisor has contractually agreed through September 30, 2018 to waive its fees and/or reimburse certain operating expenses of the fund to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expenses and acquired funds (underlying funds) fees and expenses) at a ratio no higher than 0.23% for Class A shares. The agreement may only be terminated with the consent of the fund’s Board.
In addition, the Advisor has contractually agreed to waive its fees and/or reimburse fund expenses for the period July 17, 2017 through September 30, 2018 to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at 0.86% for Class A shares. The agreement may only be terminated with the consent of the fund's Board. Because acquired fund fees and expenses are estimated for the current fiscal year based on expected acquired fund allocations, individual shareholders may experience total operating expenses higher or lower than this expense cap depending upon when shares are redeemed and the fund’s actual allocations to acquired funds.
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses in each period) remain the same. This example does not reflect any fees or sales charges imposed by a variable contract for which the fund is an investment option. If they were included, your costs would be higher.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$88	$441	$818	$1,878

The following information replaces the existing similar disclosure relating to the fund under the “Management Fee” sub-heading of the “WHO MANAGES AND OVERSEES THE FUND” section of the fund’s prospectus:
The Advisor has contractually agreed through September 30, 2018 to waive its fees and/or reimburse certain operating expenses of the fund to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expenses and acquired funds (underlying funds) fees and expenses) at a ratio no higher than 0.23% for Class A shares. The agreement may only be terminated with the consent of the fund’s Board.
In addition, the Advisor has contractually agreed to waive its fees and/or reimburse fund expenses for the period July 17, 2017 through September 30, 2018 to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at 0.86% for Class A shares. The
July 20, 2017
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agreement may only be terminated with the consent of the fund's Board. Because acquired fund fees and expenses are estimated for the current fiscal year based on expected acquired fund allocations, individual shareholders may experience total operating expenses higher or lower than this expense cap depending upon when shares are redeemed and the fund’s actual allocations to acquired funds.
The Advisor has voluntarily agreed to waive 0.15% of its management fee. The Advisor, at its discretion, may revise or discontinue this arrangement at any time.
The following replaces similar disclosure under the “HYPOTHETICAL EXPENSE SUMMARY” heading of the “APPENDIX” section of the fund’s prospectus:
Deutsche Alternative Asset Allocation VIP — Class A
	Maximum Sales Charge: 0.00%	Initial Hypothetical Investment: $10,000		Assumed Rate of Return: 5%
Year	Cumulative Return Before Fees & Expenses	Annual Fund Expense Ratios	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	0.86%	4.14%	$10,414.00	$87.78
2	10.25%	1.64%	7.64%	$10,763.91	$173.66
3	15.76%	1.64%	11.26%	$11,125.58	$179.49
4	21.55%	1.64%	14.99%	$11,499.40	$185.52
5	27.63%	1.64%	18.86%	$11,885.78	$191.76
6	34.01%	1.64%	22.85%	$12,285.14	$198.20
7	40.71%	1.64%	26.98%	$12,697.92	$204.86
8	47.75%	1.64%	31.25%	$13,124.57	$211.74
9	55.13%	1.64%	35.66%	$13,565.56	$218.86
10	62.89%	1.64%	40.21%	$14,021.36	$226.21
Total					$1,878.08
Please Retain This Supplement for Future Reference
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